UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No. )

Filed by the Registrant  ☑

Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☑	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

CenterPoint Energy, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☑	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

	1)	Title of each class of securities to which transaction applies:
	2)	Aggregate number of securities to which transaction applies:
	3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
	4)	Proposed maximum aggregate value of transaction:
	5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	1)	Amount Previously Paid:
	2)	Form, Schedule or Registration Statement No.:
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	4)	Date Filed:

BROADRIDGE CORPORATE ISSUER SOLUTIONS
P.O. BOX 1342
BRENTWOOD, NY 11717

SCAN TO VIEW MATERIALS & VOTE

VOTE BY INTERNET - www.proxyvote.com or scan the QR Barcode above
Use the Internet to transmit your voting instructions and for electronic delivery of information. Vote by 11:59 p.m. Eastern Time on April 21, 2022 for shares of common stock held directly and by 11:59 p.m. Eastern Time on April 19, 2022 for shares of common stock held in a Plan. Have your proxy card in hand when you access the website and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS
If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions. Vote by 11:59 p.m. Eastern Time on April 21, 2022 for shares held directly and by 11:59 p.m. Eastern Time on April 19, 2022 for shares held in a Plan. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

D69911-P67107 KEEP THIS PORTION FOR YOUR RECORDS

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLY

CENTERPOINT ENERGY, INC.

The Board of Directors recommends you vote FOR the following:

1. Election of Directors

Nominees:

	For	Against	Abstain
1a. Wendy Montoya Cloonan	☐	☐	☐
1b. Earl M. Cummings	☐	☐	☐
1c. Christopher H. Franklin	☐	☐	☐
1d. David J. Lesar	☐	☐	☐
1e. Raquelle W. Lewis	☐	☐	☐
1f. Martin H. Nesbitt	☐	☐	☐
1g. Theodore F. Pound	☐	☐	☐
1h. Phillip R. Smith	☐	☐	☐
1i. Barry T. Smitherman	☐	☐	☐

The Board of Directors recommends you vote FOR the following proposals:	For	Against	Abstain
2. Ratify the appointment of Deloitte & Touche LLP as the independent registered public accounting firm for 2022.	☐	☐	☐
3. Approve the advisory resolution on executive compensation.	☐	☐	☐
4. Approve the 2022 CenterPoint Energy, Inc. Long Term Incentive Plan.	☐	☐	☐

	Yes	No
Please indicate if you plan to attend this meeting.	☐	☐

Sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

ADMISSION TICKET

CENTERPOINT ENERGY, INC.
2022 ANNUAL MEETING OF SHAREHOLDERS
Friday, April 22, 2022
9:00 a.m. Central Time

Auditorium
1111 Louisiana Street
Houston, Texas 77002
This admission ticket admits only the named shareholder.

Note: If you plan on attending the Annual Meeting in person, please bring, in addition to this Admission Ticket, valid picture identification. The use of video or still photography at the Annual Meeting is not permitted. For the safety of attendees, all bags, packages and briefcases are subject to inspection. Your compliance is appreciated.



Wells Fargo Plaza
Kinder Morgan Building
Travis Place Garage
Lamar
1100 Smith Garage
Smith
1100 Louisiana
Louisiana
1111 Louisiana CenterPoint Energy Tower
Milam
Macy's Garage Americana Building
Dallas
One Allen Center
Hyatt Regency Hotel
Skywalks
1201 Louisiana
Polk
Regency Parking Garage
Clay Garage
Travis Garage
Clay

Important Notice Regarding the Availability of Proxy Materials for the Annual Shareholder Meeting to be Held April 22, 2022.

The Notice & Proxy Statement and Annual Report are available at: http://materials.proxyvote.com/15189T

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Notice and Proxy Statement and Annual Report are available at www.proxyvote.com.

D69912-P67107

CENTERPOINT ENERGY, INC.
2022 Annual Meeting of Shareholders
Proxy-Common Stock
This proxy is solicited on behalf of the Board of Directors

The undersigned hereby appoints Monica Karuturi and Vincent A. Mercaldi, or either of them as proxies, with full power of substitution, to vote as designated on the reverse side, all shares of common stock held by the undersigned at the Annual Meeting of Shareholders of CenterPoint Energy, Inc. to be held on Friday, April 22, 2022 at 9:00 a.m. in the Auditorium of 1111 Louisiana Street, Houston, Texas and any adjournments thereof, revoking any proxy heretofore given and with discretionary authority to vote on all other matters that may properly come before the meeting.

If you wish to vote in accordance with the recommendations of the Board of Directors, you may just sign and date the reverse side and mail in the postage-paid envelope provided, or direct your vote by Internet or telephone as described on the reverse side. Specific choices may be made on the reverse side. **In absence of instructions to the contrary on a signed or executed proxy, the shares represented will be voted in accordance with the Board's recommendation.**

The terms for Directors will expire in 2023. The Board of Directors recommends a vote FOR the nominees for Directors, FOR the appointment of Deloitte & Touche LLP as the independent registered public accounting firm for 2022, FOR the advisory resolution on executive compensation and FOR the approval of the 2022 CenterPoint Energy, Inc. Long Term Incentive Plan.

Continued and to be signed on reverse side

BROADRIDGE CORPORATE ISSUER SOLUTIONS
P.O. BOX 1342
BRENTWOOD, NY 11717

SCAN TO
VIEW MATERIALS & VOTE

VOTE BY INTERNET - www.proxyvote.com or scan the QR Barcode above
Use the Internet to transmit your voting instructions and for electronic delivery of information. Vote by 11:59 p.m. Eastern Time on April 21, 2022 for shares of common stock held directly and by 11:59 p.m. Eastern Time on April 19, 2022 for shares of common stock held in a Plan. Have your proxy card in hand when you access the website and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS
If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions. Vote by 11:59 p.m. Eastern Time on April 21, 2022 for shares held directly and by 11:59 p.m. Eastern Time on April 19, 2022 for shares held in a Plan. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

D69913-P67107

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

CENTERPOINT ENERGY, INC.

The Board of Directors recommends you vote FOR the following:

1. Election of Directors

Nominees:	**For**	**Against**	**Abstain**
1a. Wendy Montoya Cloonan	☐	☐	☐
1b. Earl M. Cummings	☐	☐	☐
1c. Christopher H. Franklin	☐	☐	☐
1d. David J. Lesar	☐	☐	☐
1e. Raquelle W. Lewis	☐	☐	☐
1f. Martin H. Nesbitt	☐	☐	☐
1g. Theodore F. Pound	☐	☐	☐
1h. Phillip R. Smith	☐	☐	☐
1i. Barry T. Smitherman	☐	☐	☐

The Board of Directors recommends you vote FOR the following proposals:	**For**	**Against**	**Abstain**
2. Ratify the appointment of Deloitte & Touche LLP as the independent registered public accounting firm for 2022.	☐	☐	☐
3. Approve the advisory resolution on executive compensation.	☐	☐	☐
4. Approve the 2022 CenterPoint Energy, Inc. Long Term Incentive Plan.	☐	☐	☐

Sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such.

Signature [PLEASE SIGN WITHIN BOX]	Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Shareholder Meeting to be Held April 22, 2022.
The Notice & Proxy Statement and Annual Report are available at: http://materials.proxyvote.com/15189T
This proxy covers all shares of common stock in the CenterPoint Energy, Inc. stock fund under the CenterPoint Energy Savings Plan (Plan) for which the undersigned has the right to give confidential voting instructions to The Northern Trust Company, Trustee of the Plan. Under the Plan, participants are “named fiduciaries” as defined under ERISA to the extent of their authority to direct the voting of shares held in their accounts and their proportionate share of allocated shares for which no direction is received and unallocated shares, if any (together, “Undirected Shares”). This proxy, when properly executed, will be voted by the Trustee as directed by the undersigned. If no direction is given to the Trustee by 11:59 p.m. Eastern Time on April 19, 2022, The Northern Trust Company, as Trustee, will vote the Undirected Shares in the same proportion as the shares for which directions are received, except as otherwise provided in accordance with ERISA. CENTERPOINT ENERGY, INC. 2022 Annual Meeting of Shareholders Proxy-Common Stock This proxy is solicited on behalf of the Board of Directors The undersigned hereby appoints The Northern Trust Company to vote as designated on the reverse side, all shares of common stock held by the undersigned at the Annual Meeting of Shareholders of CenterPoint Energy, Inc. to be held on Friday, April 22, 2022 at 9:00 a.m. in the Auditorium of 1111 Louisiana Street, Houston, Texas and any adjournments thereof, revoking any proxy heretofore given and with discretionary authority to vote on all other matters that may properly come before the meeting. If you wish to vote in accordance with the recommendations of the Board of Directors, you may just sign and date the reverse side and mail in the postage-paid envelope provided, or direct your vote by Internet or telephone as described on the reverse side. Specific choices may be made on the reverse side. In absence of instructions to the contrary on a signed or executed proxy, the shares represented will be voted in accordance with the Board’s recommendation. The terms for Directors will expire in 2023. The Board of Directors recommends a vote FOR the nominees for Directors, FOR the appointment of Deloitte & Touche LLP as the independent registered public accounting firm for 2022, FOR the advisory resolution on executive compensation and FOR the approval of the 2022 CenterPoint Energy, Inc. Long Term Incentive Plan.